UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/29/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 29, 2013* / Unaudited

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—9.5%
Auto Components—0.7%
Delphi Automotive plc	820,650	$48,049,057
Automobiles—1.2%
Ford Motor Co.	4,566,730	77,999,748
Media—1.8%
Time Warner, Inc.	1,886,380	123,954,030
Specialty Retail—5.0%
AutoZone, Inc.[1]	464,137	214,245,639
TJX Cos., Inc. (The)	2,023,790	127,255,915
		341,501,554
Textiles, Apparel & Luxury Goods—0.8%
PVH Corp.	409,340	54,818,813
Consumer Staples—8.7%
Food Products—4.0%
J.M. Smucker Co. (The)	279,920	29,178,861
Kraft Foods Group, Inc.	1,302,375	69,182,160
Mondelez International, Inc., Cl. A	5,108,990	171,304,435
		269,665,456
Household Products—1.8%
Henkel AG & Co. KGaA	765,650	75,725,244
Henkel AG & Co. KGaA, Preference	398,320	45,118,749
Reckitt Benckiser Group plc	50,550	4,052,429
		124,896,422
Tobacco—2.9%
Philip Morris
International, Inc.	2,290,548	195,933,476
Energy—8.9%
Energy Equipment & Services—3.5%
National Oilwell Varco, Inc.	2,929,740	238,773,810
Oil, Gas & Consumable Fuels—5.4%
Chevron Corp.	1,822,749	223,177,388
Noble Energy, Inc.	2,022,330	142,048,459
		365,225,847
Financials—20.5%
Commercial Banks—2.5%
CIT Group, Inc.	3,373,946	170,316,794
Consumer Finance—3.2%
Discover Financial Services	4,104,115	218,749,329
Diversified Financial Services—10.1%
Citigroup, Inc.	2,297,430	121,579,996

	Shares	Value
Diversified Financial Services (Continued)
CME Group, Inc., Cl. A	798,290	$65,419,866
JPMorgan Chase & Co.	5,410,820	309,607,120
McGraw Hill Financial, Inc.	2,539,298	189,177,701
		685,784,683
Insurance—4.2%
American International Group, Inc.	2,484,600	123,608,850
Lincoln National Corp.	981,380	50,374,235
Marsh & McLennan Cos., Inc.	2,404,470	114,092,102
		288,075,187
Real Estate Investment Trusts (REITs)—0.5%
Digital Realty Trust, Inc.	718,700	33,951,388
Health Care—19.7%
Biotechnology—0.9%
Gilead Sciences, Inc.[1]	852,850	63,801,708
Health Care Equipment & Supplies—4.1%
Covidien plc	2,698,040	184,168,210
Intuitive Surgical, Inc.[1]	256,180	96,554,242
		280,722,452
Health Care Providers & Services—5.2%
Express Scripts Holding Co.[1]	3,345,152	225,295,987
UnitedHealth Group, Inc.	1,720,010	128,106,345
		353,402,332
Pharmaceuticals—9.5%
AbbVie, Inc.	1,440,890	69,811,121
Actavis plc[1]	792,370	129,211,776
Allergan, Inc.	1,456,520	141,355,266
Pfizer, Inc.	3,300,103	104,712,268
Sanofi	653,740	69,032,681
Zoetis, Inc., Cl. A	4,124,822	128,488,205
		642,611,317
Industrials—8.7%
Aerospace & Defense—0.2%
L-3 Communications Holdings, Inc.	131,090	13,562,571
Commercial Services & Supplies—2.7%
Tyco International Ltd.	4,755,648	181,380,415
Professional Services—1.6%
Towers Watson & Co., Cl. A	964,400	108,591,440

1        OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Road & Rail—4.2%
Canadian National Railway Co.	1,786,330	$200,962,125
CSX Corp.	2,983,510	81,360,318
		282,322,443
Information Technology—16.4%
Computers & Peripherals—6.3%
Apple, Inc.	565,525	314,471,487
Western Digital Corp.	1,475,180	110,697,507
		425,168,994
Electronic Equipment, Instruments, & Components—1.2%
Avnet, Inc.	1,131,200	45,134,880
Corning, Inc.	2,245,560	38,354,165
		83,489,045
Internet Software & Services—7.3%
eBay, Inc.[1]	3,436,060	173,589,751
Facebook, Inc., Cl. A1	1,727,830	81,225,288
Google, Inc., Cl. A1	228,186	241,783,604
		496,598,643
IT Services—1.6%
Amdocs Ltd.	1,568,160	63,447,753
Mastercard, Inc., Cl. A	55,660	42,346,685
		105,794,438
Materials—3.3%
Chemicals—0.9%
Air Products & Chemicals, Inc.	392,200	42,683,126
PPG Industries, Inc.	81,530	15,006,412
		57,689,538

	Shares	Value
Construction Materials—2.4%
Vulcan Materials Co.	2,920,433	$164,624,808
Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR	2,125,720	49,401,733
Utilities—1.2%
Electric Utilities—1.2%
Exelon Corp.	1,767,220	47,555,890
ITC Holdings Corp.	361,030	32,665,995
		80,221,885
Total Common Stocks (Cost $4,531,302,805)		6,627,079,356

Investment Company—2.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $161,168,414)	161,168,414	161,168,414
Total Investments, at Value (Cost $4,692,471,219)	100.0%	6,788,247,770
Assets in Excess of Other Liabilities	0.0	501,097

Net Assets	100.0%	$6,788,748,867

Footnotes to Statement of Investments

*November 29, 2013 represents the last business day of Fund’s reporting period. See accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares November 29, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	104,613,190	368,522,487	311,967,263	161,168,414

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$161,168,414	$22,392

a. August 30, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

3. Rate shown is the 7-day yield as of November 29, 2013.

2        OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

3        OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4        OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

5        OPPENHEIMER MAIN STREET FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$646,323,202	$—	$—	$646,323,202
Consumer Staples	465,598,932	124,896,422	—	590,495,354
Energy	603,999,657	—	—	603,999,657
Financials	1,396,877,381	—	—	1,396,877,381
Health Care	1,271,505,128	69,032,681	—	1,340,537,809
Industrials	585,856,869	—	—	585,856,869
Information Technology	1,111,051,120	—	—	1,111,051,120
Materials	222,314,346	—	—	222,314,346
Telecommunication Services	49,401,733	—	—	49,401,733
Utilities	80,221,885	—	—	80,221,885
Investment Company	161,168,414	—	—	161,168,414

Total Assets	$6,594,318,667	$193,929,103	$—	$6,788,247,770

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$4,692,242,428

Gross unrealized appreciation	$2,107,493,516
Gross unrealized depreciation	(11,488,174)

Net unrealized appreciation	$2,096,005,342

6        OPPENHEIMER MAIN STREET FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 1/13/2014